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                                                                   EXHIBIT 10.32


                       SECOND AMENDMENT TO LEASE AGREEMENT


         This Second Amendment to Lease Agreement ("Second Amendment") is entered into by and between Medical Plaza Partners, Ltd., a Texas limited partnership ("Landlord"), and Billing Information Concepts, Inc., a Delaware corporation ("Tenant").

         For and in consideration of One and No/100 Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant hereby recite and agree as follows:

         1.       Recitals.

                  (a) Lease. Landlord and Tenant entered into the Office Building Lease Agreement ("Lease") dated July 11, 1996, with respect to certain Premises situated at 7411 John Smith Drive, San Antonio, Texas, as more particularly described in the Lease, which Lease was amended by a First Amendment to Lease Agreement executed effective September 30, 1996.

                  (b) Commencement Date Regarding 4th Floor of Building. Pursuant to paragraph II, Phase I, subsection (a) of the Basic Lease Information of the Lease, Landlord and Tenant agreed to an early occupancy of the 4th floor of the Building and that the Commencement Date for the 4th floor of the Building would be November 1, 1996. Landlord and Tenant have mutually agreed to Tenant's early occupancy of the 3rd floor of the Building instead of the 4th floor, and Landlord and Tenant desire to enter into this Second Amendment to effect the same.

                  (c) Capitalized Terms. All capitalized terms used herein and not otherwise specifically defined shall have the same meaning as is ascribed to such terms in the Lease.

         2. Agreement of Early Commencement Date Regarding 3rd Floor of Building. Landlord and Tenant hereby modify paragraph II, Phase I, subsection
(a) of the Basic Lease Information to delete any reference therein to "the 4th floor" and to substitute "the 3rd floor" in lieu thereof. Landlord and Tenant further agree that any other reference to the early occupancy of the 4th floor appearing in the Lease shall be replaced to reference the early occupancy of the 3rd floor in lieu thereof.

         3. Other Terms. All other terms, conditions and provisions of the Lease shall remain in full force and effect as of the date thereof.

         4. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.



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         5.       Counterparts. This Agreement may be executed in multiple
counterparts, each of which shall be an original, but all of which shall constitute one instrument.

         EXECUTED to be effective on November 8, 1996.

                                    LANDLORD:

                                    MEDICAL PLAZA PARTNERS, LTD.

                                    By:      ORION PARTNERS MEDICAL PLAZA,
                                             LTD., ITS GENERAL PARTNER

                                             By:      ORION PARTNERS, INC.,
                                                      ITS GENERAL PARTNER


                                    By:   /s/ T.H. Chandler
                                       -----------------------------------------
                                    Name:   T.H. Chandler
                                         ---------------------------------------
                                    Title:   Sr. VP
                                          --------------------------------------

                                    TENANT:

                                    BILLING INFORMATION CONCEPTS, INC.


                                    By:   /s/ Kelly E. Simmons
                                        ----------------------------------------
                                    Name:   Kelly E. Simmons
                                         ---------------------------------------
                                    Title:   Sr. VP
                                         ---------------------------------------



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